                                                                    EXHIBIT 99.1

                             FOR IMMEDIATE RELEASE
                                Augusta, Georgia
                                 July 27, 2004

                       GEORGIA-CAROLINA BANCSHARES, INC.
                      ANNOUNCES MID-YEAR FINANCIAL RESULTS

         Patrick G. Blanchard, President & CEO of Georgia-Carolina Bancshares, Inc., the parent company of First Bank of Georgia, announced today growth in the Company's assets from December 31, 2003 and growth in net income as compared to the first quarter of 2004.

         According to Blanchard, consolidated assets have grown by $19 million since year end December 31, 2003. Total assets as of June 30, 2004 were $285 million, representing a 7% increase over total assets of $266 million as of December 31, 2003.

         Consolidated net income for the three months ended June 30, 2004 was $850,000 as compared to $702,000 for the three months ended March 31, 2004, representing an increase of 21%. As compared to the second quarter of 2003, consolidated net income for the second quarter of 2004 decreased $439,000, or 34%.

         Basic earnings per share were $0.32 for the three months ended June 30, 2004 while diluted earnings per share were $0.29.

         The Company's annualized return on average assets for the three months ended June 30, 2004 was 1.19% while the annualized return on average equity was 14.84%.

         Net income for the six months ended June 30, 2004 was $1,552,000 as compared to net income of $2,240,000 as of June 30, 2003, representing a decline of 31%. Basic and diluted earnings per share for the six-month period ended June 30, 2004 were $0.59 and $0.54, respectively.

         The decrease in net income for the three months ended June 30, 2004 as compared to the comparable period in 2003 is due primarily to a decline in "gain on sale of mortgage loans" of $1,015,000. The Company further reported a decline in the gain on sale of mortgage loans of $1,976,000 for the six months ended June 30, 2004 as compared to the six months ended June 30, 2003.

         Blanchard explained that "Many community banks such as First Bank that originate mortgage loans reported a high level of lending volume and profitability during the second and third quarters of 2003. First Bank, like many other community banks, utilized this period as an opportunity to generate additional fee income that was beyond normal expectations."

         "Our continued growth in assets includes a $23 million increase in loans, representing a 13.4% growth rate, originated by our lenders during the first six months of 2004," stated First Bank President & CEO, Remer Y. Brinson III.

         "Although there has been a decline in gain on sale of mortgage loans during the second quarter of 2004, actual net interest income increased from $2,527,000 reported for the three months ended June 30, 2003 to $2,803,000 reported for the three months ended June 30, 2004," stated Brinson.

         On May 23, 2004, the Company was named number 3 in the Highest 100 Performing Companies in Georgia by The Atlanta Journal-Constitution based on 2003 year-end financial results.

         The Company also was ranked number 5 nationally in the June 2004 edition of Independent Banker based on return on equity for the year 2003 for all banks surveyed in the United States with total assets of $250 to $500 million.

         More recently, the Company was named number 18 nationally by the ABA Banking Journal among all banks and thrifts with total assets of $100 million to $1 billion based on return on average equity for 2003.

         Georgia-Carolina Bancshares, Inc. is a bank holding Company with $285 million in assets as of June 30, 2004. The Company owns First Bank of Georgia which conducts bank operations through offices in the Augusta, Columbia County and Thomson, Georgia markets.

         First Bank Mortgage, a division of First Bank of Georgia, also has offices in Savannah and Pooler, Georgia and Jacksonville and Orlando, Florida.

         Georgia-Carolina Bancshares' common stock is quoted on the Over-The-Counter Bulletin Board under the trading symbol "GECR".

         Morgan Keegan & Company, Inc. serves as the principal market maker of the common stock for the Company. Mr. Leonard H. Seawell, Senior Vice President of Morgan Keegan, is the Company's principal contact at Morgan Keegan.

         Certain statements contained in this Press Release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future business development activities, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results, expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to: economic conditions, competition and other uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

         For additional information, please contact Mr. Patrick G. Blanchard, President & CEO at (706) 736-2100.

                        GEORGIA-CAROLINA BANCSHARES, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                             (dollars in thousands)

                                                                           June 30,         December 31,
                                                                           ---------        ------------
                                                                              2004              2003
                                                                           ---------        ------------
ASSETS

Cash and due from banks                                                    $   8,934         $  6,596
Federal funds sold                                                                --            8,470
Securities available-for-sale                                                 35,035           34,511
Loans, net of allowance for loan losses                                      196,526          173,203
Loans, held for sale                                                          33,539           32,419
Bank premises and fixed assets                                                 7,271            7,123
Accrued interest receivable                                                    1,166            1,126
Foreclosed real estate, net of allowance                                         133               59
Deferred tax asset, net                                                        1,078              806
Federal Home Loan Bank Stock                                                     863            1,083
Other assets                                                                     540              629
                                                                           ---------         --------
            TOTAL ASSETS                                                   $ 285,085         $266,025
                                                                           =========         ========

LIABILITIES AND SHAREHOLDERS' EQUITY

DEPOSITS
     Non-interest bearing                                                  $  31,581         $ 26,326
     Interest-bearing:
        NOW accounts                                                          36,133           31,161
        Savings                                                               64,888           64,001
        Money market accounts                                                  8,031            9,508
        Time deposits of $100,000, and over                                   46,208           39,986
        Other time deposits                                                   48,973           50,674
                                                                           ---------         --------
            TOTAL DEPOSITS                                                   235,814          221,656

Other liabilities, borrowings and retail agreements                           26,194           22,505
                                                                           ---------         --------

            TOTAL LIABILITIES                                                262,008          244,161
                                                                           ---------         --------

SHAREHOLDERS' EQUITY (SEE NOTE 1)
     Preferred stock, par value $.001; 1,000,000 shares authorized;
        none issued                                                               --               --
     Common stock, par value $.001; 9,000,000 shares authorized;
        2,645,744 and 2,636,510 shares
        issued and outstanding                                                     3                2
     Additional paid-in-capital                                               13,616           13,461
     Retained Earnings                                                         9,779            8,227
     Accumulated other comprehensive income                                     (321)             174
                                                                           ---------         --------
            TOTAL SHAREHOLDERS' EQUITY                                        23,077           21,864
                                                                           ---------         --------
            TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 285,085         $266,025
                                                                           =========         ========

Note 1: Shares of outstanding common stock have been adjusted to reflect the results of the 2-for-1 stock split on January 30, 2004.

                        GEORGIA-CAROLINA BANCSHARES, INC.

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                (dollars in thousands, except per share amounts)

                                                                           Three Months Ended         Six Months Ended
                                                                                June 30,                  June 30,
                                                                          --------------------        --------------------
                                                                           2004          2003          2004          2003
                                                                          ------        ------        ------        ------
INTEREST INCOME
      Interest and fees on loans                                          $3,484        $3,566        $6,641        $6,842
      Interest on taxable securities                                         296           296           617           566
      Interest on nontaxable securities                                       22            12            44            22
      Interest on Federal funds sold                                          --             1             3             3
                                                                          ------        ------        ------        ------
               TOTAL INTEREST INCOME                                       3,802         3,875         7,305         7,433
                                                                          ------        ------        ------        ------

INTEREST EXPENSE
      Interest on time deposits of $100,000 or more                          266           277           526           603
      Interest on other deposits                                             625           891         1,284         1,800
      Interest on funds purchased and other borrowings                       108           180           147           263
                                                                          ------        ------        ------        ------
               TOTAL INTEREST EXPENSE                                        999         1,348         1,957         2,666
                                                                          ------        ------        ------        ------

               NET INTEREST INCOME                                         2,803         2,527         5,348         4,767

PROVISION FOR LOAN LOSSES                                                    352           238           395           415
                                                                          ------        ------        ------        ------

               NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES         2,451         2,289         4,953         4,352
                                                                          ------        ------        ------        ------


NONINTEREST INCOME
      Service charges on deposits                                            199           187           404           334
      Other income/loss                                                       80            89           174           132
      Gain on sale of mortgage loans                                       2,733         3,748         4,784         6,760
                                                                          ------        ------        ------        ------
                                                                           3,012         4,024         5,362         7,226
                                                                          ------        ------        ------        ------
NONINTEREST EXPENSE
      Salaries and employee benefits                                       2,674         2,914         5,109         5,475
      Occupancy expenses                                                     318           288           621           576
      Other expenses                                                       1,096           893         2,065         1,773
                                                                          ------        ------        ------        ------
                                                                           4,088         4,095         7,795         7,824
                                                                          ------        ------        ------        ------

INCOME BEFORE INCOME TAXES                                                 1,375         2,218         2,520         3,754
                                                                          ------        ------        ------        ------

INCOME TAX EXPENSE                                                           525           929           968         1,514
                                                                          ------        ------        ------        ------

               NET INCOME                                                 $  850        $1,289        $1,552        $2,240
                                                                          ======        ======        ======        ======

NET INCOME PER SHARE OF COMMON STOCK (SEE NOTE 1)
      Basic                                                               $ 0.32        $ 0.49        $ 0.59        $ 0.85
                                                                          ======        ======        ======        ======
      Diluted                                                             $ 0.29        $ 0.45        $ 0.54        $ 0.79
                                                                          ======        ======        ======        ======
DIVIDENDS PER SHARE OF COMMON STOCK                                       $   --        $   --        $   --        $   --
                                                                          ======        ======        ======        ======

NOTE 1: PER SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE RESULTS OF THE 2-FOR-1 STOCK SPLIT ON JANUARY 30, 2004.

                        GEORGIA-CAROLINA BANCSHARES, INC.

                FINANCIAL RATIOS AND OTHER FINANCIAL INFORMATION
                                   (UNAUDITED)

                                                                      AS OF, OR FOR                        AS OF, OR FOR
                                                                   THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                       JUNE 30,                               JUNE 30,
                                                         -----------------------------------     ----------------------------------
                                                           2004          2003         2002         2004        2003          2002
                                                         ---------    ---------    ---------     ---------   ---------    ---------
Shares Outstanding(adj. for stock dividends & splits)    2,645,744    2,621,950    2,603,348     2,645,744   2,621,950    2,603,348

Book Value per Share:                                   $     8.72   $     7.35   $     5.74    $     8.72   $    7.35   $     5.74

Return on average assets (annualized):                        1.19%        1.82%        1.14%         1.13%       1.59%        1.55%

Return on average equity (annualized):                       14.84%       27.73%       15.88%        13.81%      24.77%       22.46%

Net interest margin (annualized):                             4.17%        3.77%        4.09%         4.10%       3.59%        4.03%

Net loans charged-off to net average loans:                   0.09%        0.05%        0.02%         0.09%       0.08%        0.02%

Allowance for losses to gross loans (excluding LHFS):         1.70%        1.75%        1.85%         1.70%       1.75%        1.85%

Efficiency ratio:                                            70.30%       62.51%       73.75%        72.78%      65.24%       68.01%

Equity capital to assets:                                     8.09%        6.32%        7.42%         8.09%       6.32%        7.42%

Noninterest expense to earning assets (annualized):           6.08%        6.10%        6.60%         5.97%       5.89%        6.23%

Noninterest income to earning assets (annualized):            4.48%        6.00%        4.86%         4.11%       5.44%        5.13%

Cost of earning assets (annualized):                          1.49%        2.01%        2.55%         1.50%       2.01%        2.64%

Earning assets yield (annualized):                            5.65%        5.78%        6.64%         5.60%       5.60%        6.66%